UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

ALEXANDER & BALDWIN, INC.

(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street		96801
P. O. Box 3440, Honolulu, Hawaii		(Zip Code)
(Address of principal executive offices)

(808) 525-6611 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	ALEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.	Other Events.

As previously disclosed, on December 8, 2025, Alexander & Baldwin, Inc., a Hawaii corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tropic Purchaser LLC, a Delaware limited liability company (“Parent”), and Tropic Merger Sub LLC, a Hawaii limited liability company and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth therein, the Company will merge with and into Merger Sub (the “Merger”) and the separate existence of the Company will cease and Merger Sub will survive as a wholly owned subsidiary of Parent. Parent is a joint venture formed by MW Group and funds affiliated with Blackstone Real Estate and DivcoWest (collectively, the “Investor Group”).

In connection with the Merger, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A on January 12, 2026 (the “Preliminary Proxy Statement”), and a definitive proxy statement on Schedule 14A on January 23, 2026 (the “Definitive Proxy Statement”), in each case, with respect to a special meeting of the Company’s shareholders, which will be held on March 9, 2026 at 10:00 a.m., Hawaii Standard Time, in a virtual format by live audio webcast, to act on, among others, a proposal to approve the Merger Agreement, as disclosed in the Definitive Proxy Statement.

As of February 24, 2026, the Company is aware of four (4) complaints that have been filed as individual actions in connection with the Merger by purported shareholders of the Company against the Company, the individual members of the Company’s board of directors and, in one instance, the members of the Investor Group and certain of their respective affiliates. The complaints are captioned as follows: (i) Matthews v. Alexander & Baldwin, Inc. et al, Case No. 1:26-cv-00689 (N.D. Ill. Jan. 21, 2026), (ii) Delman v. Kimura et al, Civil No. 1CCV-26-0000274 (Haw. Cir. Ct. 1st Cir. Feb. 11, 2026), (iii) Scott v. Alexander & Baldwin, Inc. et al, Index No. [Unassigned] (N.Y. Sup. Ct. N.Y. Cnty. Feb. 11, 2026) and (iv) Hamilton v. Alexander & Baldwin, Inc. et al, Index No. [Unassigned] (N.Y. Sup. Ct. N.Y. Cnty. Feb. 12, 2026) (collectively, the “Complaints”). The Complaints seek to enjoin the defendants from proceeding with the Merger unless the defendants disclose certain purportedly material information alleged to have been omitted from the Preliminary Proxy Statement and/or the Definitive Proxy Statement and rescission of the Merger and/or damages if the Merger is consummated. In addition to the Complaints, as of February 24, 2026, the Company has received sixteen (16) demand letters from law firms claiming to represent purported Company shareholders, which also generally allege disclosure deficiencies in the Preliminary Proxy Statement and/or the Definitive Proxy Statement (collectively, the “Demand Letters” and, together with the Complaints, the “Matters”).

The Company and the other defendants named in the Matters deny all allegations in the Matters and believe that the Matters are without merit and that no supplemental disclosure to the Preliminary Proxy Statement and/or the Definitive Proxy Statement was or is required under any applicable law, rule or regulation. However, solely to minimize the burden and expense of potential litigation, moot certain of the claims made in the Matters, avoid nuisance and potential delay or disruption to the Merger and provide additional information to the Company’s shareholders, the Company has determined to voluntarily supplement the Definitive Proxy Statement with the below disclosures. The Company believes that the disclosures in the Preliminary Proxy Statement and the Definitive Proxy Statement comply fully with applicable law and nothing in the supplemental disclosures will be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or of the legal merit of the legal proceedings described in the Definitive Proxy Statement.

Supplemental Disclosures to THE Definitive Proxy Statement

These following supplemental disclosures should be read in connection with the Definitive Proxy Statement, which should be read in its entirety. The inclusion in this supplement to the Definitive Proxy Statement of certain information should not be regarded as an indication that any of the Company or its affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. To the extent that information herein differs from or updates information contained in the Definitive Proxy Statement, the information contained herein supersedes the information contained in the Definitive Proxy Statement. The information contained herein speaks only as of the date of this Current Report on Form 8-K, unless the information indicates another date applies. Capitalized terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement, unless otherwise defined below. All page references in the information below are to pages in the Definitive Proxy Statement. For clarity, new text within restated paragraphs (other than tables and related footnotes) from the Definitive Proxy Statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Definitive Proxy Statement is highlighted with ~~strikethrough text~~.

1.	The section of the Definitive Proxy Statement entitled “Background of the Merger” starting on page 30 is hereby supplemented as follows:

(a)	The last paragraph starting on page 35 is amended and restated in its entirety as follows:

The board met on November 24, 2025, with representatives of BofA Securities and Skadden in attendance. During the meeting, representatives of Skadden provided an update on the status of negotiations with the Investor Group and reviewed with our board certain material open issues in the draft merger agreement, including, among other things, the lack of the Company’s right to specific performance of Parent’s obligations under the merger agreement, the amounts of the parent termination fee and the company termination fee and the duration of the post-signing window during which the lower-tier company termination fee would apply. The Company’s advisors noted for the board that (i) the Investor Group appeared firm in its position that the Company should not have a right to specific performance, (ii) a lack of Company specific performance would be consistent with Blackstone’s prior REIT acquisitions and (iii) they were unaware of any transaction where Blackstone had refused to close when otherwise required to do so. Following this discussion, the board determined, among other things, that it was willing to accept a lack of specific performance in exchange for a higher parent termination fee and ~~the board~~ directed the Company’s advisors ~~to continue~~ to negotiate for a higher parent termination fee and other improvements in the Investor Group’s proposed deal terms consistent with the board discussion. Representatives of BofA Securities then presented a preliminary analysis of the final proposal based on the Company management projections, which are discussed in more detail in the section entitled “— Unaudited Prospective Financial Information.”

(b)	The third full paragraph on page 36 is amended and restated in its entirety as follows:

That same day, consistent with the board’s direction, Skadden sent to Simpson Thacher a revised draft of the merger agreement that accepted a lack of specific performance and provided that, among other things, (i) the parent termination fee would equal 11.5% (instead of 9.0%) of the equity value of the transaction, and (ii) the company termination fee would equal 3.125% (instead of 3.5%) of the equity value of the transaction, only 50% of which would be payable if the Company terminated the merger agreement within 50 days (instead of 40 days) after signing the merger agreement to enter into a definitive agreement providing for the implementation of a superior proposal that was received within those 50 days.

(c)	The penultimate paragraph on page 37 is amended and restated in its entirety as follows:

Following the conclusion of the board meeting, the Company and the Investor Group, as applicable, executed the merger agreement, the equity commitment letter and the limited guarantee. At the time of the execution of the merger agreement, the Investor Group had not discussed any specific terms of any post-closing employment or equity participation for the Company’s management with any members of the Company’s management or the board. Since the execution of the merger agreement, the Investor Group and the Company’s management have not discussed the specific terms of any post-closing employment or equity participation for the Company’s management.

2.	The section of the Definitive Proxy Statement entitled “Unaudited Prospective Financial Information” starting on page 41 is hereby supplemented as follows:

(a)	The fourth paragraph on page 44 is amended and restated in its entirety as follows:

The following table presents a summary of the Company management projections:

(USD in millions (other than per-share amounts(1)); rounded to the nearest hundred-thousand)	2025E	2026E	2027E	2028E	2029E	2030E
Total NOI	$132.5	$147.6	$158.7	$162.9	$176.4	$188.8
Consolidated Net Income	$92.7	$87.1	$64.7	$63.9	$71.1	$75.8
Consolidated Adjusted EBITDA	$148.1	$139.9	$137.1	$139.0	$152.5	$164.5
Straight-Line Lease Adjustment	$(0.6)	$(3.1)	$(3.1)	$(3.0)	$(3.6)	$(3.2)
Favorable / (Unfavorable) Lease Amortization	$(0.4)	$(0.4)	$(0.4)	$(0.5)	$(0.6)	$(0.6)
Recurring Capex	$(19.5)	$(15.1)	$(16.6)	$(20.2)	$(24.0)	$(26.9)
Acquisitions & Investments (Net)	$(234.5)	$(7.0)	$(49.0)	$(49.0)	$(49.0)	$(49.0)
Development	$(20.6)	$(37.1)	$(22.9)	$(63.7)	$(60.8)	$(34.9)
Unlevered Cash Flows	$(127.4)	$77.2	$45.2	$2.7	$14.6	$49.9
FFO	$124.4	$106.9	$103.7	$103.8	$111.7	$117.4
FFO Per Share	$1.71	$1.46	$1.42	$1.42	$1.52	$1.59
AFFO	$72.7	$95.8	$90.3	$87.5	$89.5	$92.8
AFFO Per Share	$1.00	$1.31	$1.23	$1.19	$1.22	$1.26

(1)	Per-share amounts are calculated based on a number of weighted average diluted shares of common stock outstanding in 2025E, 2026E, 2027E, 2028E, 2029E and 2030E of approximately 72.8 million, 73.0 million, 73.2 million, 73.3 million, 73.5 million and 73.6 million, respectively.

3.	The section of the Definitive Proxy Statement entitled “Opinion of our Financial Advisor” starting on page 44 is hereby supplemented as follows:

(a)	The first paragraph on page 47 is amended and restated in its entirety as follows:

Selected Publicly Traded Companies Analysis. BofA Securities reviewed publicly available financial and stock market information for the Company and the following 9 publicly traded real estate investment trusts and property management companies, selected based on BofA Securities’ professional judgment and experience:

Company	Total Enterprise Value (in millions)	2026 FFO Multiple	2026 AFFO Multiple
Kimco Realty Corporation	$22,689	11.2x	15.2x
Regency Centers Corporation	$18,260	14.2x	17.5x
Federal Realty Investment Trust	$13,518	13.1x	17.0x
Brixmor Property Group Inc.	$12,924	10.7x	14.6x
Kite Realty Group Trust	$8,103	10.8x	15.2x
Phillips Edison & Company, Inc.	$7,362	12.9x	16.0x
Acadia Realty Trust	$4,162	15.9x	18.7x
Urban Edge Properties	$4,167	12.8x	16.5x
InvenTrust Properties Corp	$2,941	14.7x	18.2x

(b)	The first paragraph on page 48 is amended and restated in its entirety as follows:

Selected Precedent Transactions Analysis. BofA Securities reviewed, to the extent publicly available, financial information relating to the following 6 selected transactions involving real estate investment trusts and property management companies, selected based on BofA Securities’ professional judgment and experience:

Date Announced	Closing Date	Acquiror(s)	Target	Transaction Value (millions)	Forward Year FFO Multiple	Forward Year AFFO Multiple
November 2024	February 2025	Blackstone Real Estate Partners X L.P.	Retail Opportunity Investments Corp.	$3,746	16.5x	22.3x

August 2023	January 2024	Kimco Realty Corporation	RPT Realty	$2,010	11.0x	15.9x

May 2023	August 2023	Regency Centers Corporation	Urstadt Biddle Properties Inc.	$1,383	12.2x	14.7x

March 2022	August 2022	DRA Advisors LLC; KPR Centers LLC	Cedar Realty Trust, Inc.	$1,116	11.2x	23.1x

July 2021	October 2021	Kite Realty Group Trust	Retail Properties of America, Inc.	$4,538	14.1x	23.4x

April 2021	August 2021	Kimco Realty Corporation	Weingarten Realty Investors	$5,701	16.6x	22.2x

-End of Supplement to THE Definitive Proxy Statement-

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements, as defined in the U.S. federal securities laws, which involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. Words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Such forward-looking statements speak only as of the date the statements were made and are neither statements of historical fact nor guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, (i) the risk that the Merger may not be completed on the anticipated terms and timing, or at all, including the risk that the required approval of the Company’s shareholders may not be obtained or that the other conditions to completion of the Merger may not be satisfied, (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors or officers, including the effects of any outcomes related thereto, (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger, (iv) the Company’s ability to retain and hire key personnel, (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger, (vi) risks related to diverting management’s attention from ongoing business operations, (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance, (viii) certain restrictions under the Merger Agreement that may impact the Company’s ability to pursue certain business opportunities or strategic transactions, (ix) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (x) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee, (xi) prevailing market conditions and other factors related to the Company’s REIT status and the Company’s business, (xii) the risk factors discussed in Part I, Item 1A of the Company’s most recent Form 10-K under the heading “Risk Factors,” Form 10-Q and other filings with the SEC (which are available via the SEC’s website at www.sec.gov) and (xiii) those risks that are described in the Definitive Proxy Statement that was filed with the SEC and available from the resources indicated below. The information in this communication should be evaluated in light of these important risk factors. We do not undertake any obligation to update or review the Company’s forward-looking statements, except as required by law, whether as a result of new information, future developments or otherwise.

Important Additional Information and Where to Find It

In connection with the Merger, the Company filed with the SEC the Definitive Proxy Statement on January 23, 2026. The Definitive Proxy Statement has been mailed to the Company’s shareholders. The Company also may file other documents with the SEC regarding the Merger. This communication is not a substitute for the Definitive Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and shareholders may obtain free copies of the Definitive Proxy Statement and other documents that are filed or will be filed by the Company with the SEC (when available) from the SEC’s website (www.sec.gov), or from the Company’s website (https://investors.alexanderbaldwin.com/sec-filings). Alternatively, these documents, when available, can be obtained for free upon written request to the Company at 822 Bishop Street, Honolulu, HI 96813.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the Merger. The Company’s shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Merger, including the interests of the Company’s directors and executive officers in the Merger, which may be different from those of the Company’s shareholders generally, by reading the Definitive Proxy Statement and any other relevant materials that are filed or will be filed with the SEC in connection with the Merger when they become available. You may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER & BALDWIN, INC.

Date: February 25, 2026	By:	/s/ Clayton K.Y. Chun
Clayton K.Y. Chun
Executive Vice President, Chief Financial Officer and Treasurer